SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): June 28, 2006


                            THE BLACKHAWK FUND
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Nevada                      000-49672          88-0408213
- -------------------------------  ---------------   -------------------
(State or other jurisdiction of   (Commission       (I.R.S. Employer
 incorporation or organization)    File Number)    Identification No.)

                        1802 N.Carson Street, Suite 212
                           Carson City, Nevada  89701
            ---------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                               (775) 887-0670
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)

                                   (NONE)
           ------------------------------------------------------
                            FORMER NAME AND ADDRESS















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ITEM  2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 28, 206, Registrant entered into a Joint Venture Agreement with Debbie Avey, an unrelated third party, to purchase, own and operate a real estate property at 908 Mira Mar Place, Oceanside, California. Legal title to the property shall be a 50/50% ownership by The Blackhawk Fund and Debbie Avey, as tenants in common, for a purchase price of $1,000,000. The property has an appraisal for $1,320,000 with an existing mortgage of $1,000,000. The Joint Venture is making cosmetic improvements to the property in order to resell it at a profit.

Pursuant to the terms of the Joint Venture, Blackhawk will be responsible for the payment of all "holding" expenses, including improvements made to the property upon mutual agreement. Holding expenses are defined as the purchase money loan (Mortgage) obtained by Debbie Avey in the original principal amount of $1,000,000 to purchase the property, property taxes, and insurance in an amount sufficient to protect any potential liability of the joint venture and its co-owners.

The Joint Venture shall continue until the occurrence of any of the following events:

       a. Sale of the Joint Venture property in accordance with the terms of the Joint Venture Agreement.

       b. 2 years from the date of the Agreement, unless the co-owners agree to an extension in writing or the Co-Owners buy out the non-consenting Co-Owner; or

       c. Mutual agreement of the parties.

	Sale proceeds will be distributed in the following order as proceeds permit as follows when sale occurs at term without default.

       FIRST: To Blackhawk, the capital invested into the Joint Venture, including but not limited to mortgage payments, improvements, taxes.

       SECOND: The balance due on the purchase money loans (Mortgage) shall first be deducted.

       THIRD: Less seller closing costs.

       FOURTH: To the extent of remaining proceeds, Debbie Avey will receive 50 percent of the proceeds and Blackhawk will receive 50 percent of the proceeds. Any commissions paid to the seller will be split 50/50.



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ITEM  9.01.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

Exhibit No.    Description
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     99	       Joint Venture Agreement


                          Signatures
                          ----------

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  THE BLACKHAWK FUND, Registrant

Date:  June 28, 2006           /s/ Brent Fouch
                                  -------------------------------------
                                  By: Brent Fouch, Secretary and Chief
                                      Financial Officer